UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DHC Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 28, 2023

DHC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Kirkwood Blvd

Suite 1400B

Southlake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

535 Silicon Drive

Suite 100

Southlake, Texas 76092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	DHCAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	DHCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 28, 2023, DHC Acquisition Corp, a Cayman Islands exempted company (the “Company” or “DHC”), issued a press release announcing that its extraordinary general meeting of shareholders (the “Shareholder Meeting”) will be postponed from its scheduled date of 9:00 a.m. Eastern Time on November 30, 2023 to 9:00 a.m. Eastern Time on December 1, 2023. The Company filed the original definitive proxy statement (the “Proxy Statement”) in connection with the Shareholder Meeting with the U.S. Securities and Exchange Commission (“SEC”) on November 16, 2023.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the record date can vote, even if they have subsequently sold their shares. Any shareholders who wish to change their vote and need assistance should contact Morrow Sodali LLC at (800) 662-5200, or DHCA.info@investor.morrowsodali.com. In connection with the postponement of the Shareholder Meeting, the Company has extended the deadline for holders of the Company’s Class A ordinary shares issued in its initial public offering (the “Public Shares”) to submit their Public Shares for redemption in connection with the Charter Extension (as defined in the Proxy Statement) until 5:00 p.m. Eastern Time on November 30, 2023. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such Public Shares prior to 6:30 a.m. Eastern Time on December 1, 2023.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Information About the Transactions and Where to Find It

DHC has filed the Proxy Statement with the SEC in connection with the Shareholder Meeting to consider and vote upon the Extension Amendment Proposal and other matters and, beginning on or about November 20, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 16, 2023 record date for the Shareholder Meeting. DHC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and the Proxy Statement and documents incorporated by reference therein filed in connection with the Transactions, as these materials will contain important information about DHC, the Extension Amendment Proposal and related matters. Shareholders may also obtain copies of the Proxy Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners.

Participants in the Solicitation

DHC and its directors and executive officers may be deemed participants in the solicitation of proxies from DHC’s shareholders with respect to the Shareholder Meeting, the Extension Amendment Proposal (as defined in the Proxy). A list of the names of those directors and executive officers and a description of their interests in DHC is contained in DHC’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 30, 2022 and is available at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners. Additional information regarding the interests of such participants is contained in the Proxy Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of DHC to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements regarding the estimated per share redemption price and related matters.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DHC’s control and are difficult to predict. Factors that may cause such differences include those set forth in the “Risk Factors” section of DHC’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus.

DHC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DHC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 28, 2023.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHC Acquisition Corp.

By:	/s/ Chris Gaertner
Name:	Chris Gaertner
Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: November 28, 2023

Exhibit 99.1

DHC Acquisition Corp. Announces Change of Date and Time of its Shareholder Meeting

SOUTHLAKE, TX – November 28, 2023 – DHC Acquisition Corp (Nasdaq: DHCA) (the “Company” or “DHC”), a special purpose acquisition company sponsored by DHC Sponsor LLC, announced today that its extraordinary general meeting of shareholders (“Shareholder Meeting”) will be postponed from its scheduled date of 9:00 a.m. Eastern Time on November 30, 2023 to 9:00 a.m. Eastern Time on December 1, 2023. The Shareholder Meeting can still be accessed virtually by visiting https://www.cstproxy.com/dhcacquisition/egm2023. You will need the meeting control number that is printed on your proxy card to enter the Shareholder Meeting. The record date for the Shareholder Meeting remains November 16, 2023.

The Company filed the original definitive proxy statement (the “Proxy Statement”) in connection with the Shareholder Meeting with the U.S. Securities and Exchange Commission (the “SEC”) on November 16, 2023.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the record date can vote, even if they have subsequently sold their shares. Any shareholders who wish to change their vote and need assistance should contact Morrow Sodali LLC at (800) 662-5200, or DHCA.info@investor.morrowsodali.com. In connection with the postponement of the Shareholder Meeting, DHC has extended the deadline for holders of DHC’s Class A ordinary shares issued in DHC’s initial public offering (the “Public Shares”) to submit their Public Shares for redemption in connection with the Charter Extension (as defined in the Proxy Statement) until 5:00 p.m. Eastern Time on November 30, 2023. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled meeting by requesting that the transfer agent return such Public Shares prior to 6:30 a.m. Eastern Time on December 1, 2023.

Important Information About the Transactions and Where to Find It

DHC has filed the Proxy Statement with the SEC in connection with the Shareholder Meeting to consider and vote upon the Extension Amendment Proposal and other matters and, beginning on or about November 20, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the November 16, 2023 record date for the Shareholder Meeting. DHC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and the Proxy Statement and documents incorporated by reference therein filed in connection with the Transactions, as these materials will contain important information about DHC, the Extension Amendment Proposal and related matters. Shareholders may also obtain copies of the Proxy Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners.

Participants in the Solicitation

DHC and its directors and executive officers may be deemed participants in the solicitation of proxies from DHC’s shareholders with respect to the Shareholder Meeting, the Extension Amendment Proposal (as defined in the Proxy). A list of the names of those directors and executive officers and a description of their interests in DHC is contained in DHC’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 30, 2022 and is available at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners. Additional information regarding the interests of such participants is contained in the Proxy Statement.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of DHC to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements regarding the estimated per share redemption price and related matters.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DHC’s control and are difficult to predict. Factors that may cause such differences include those set forth in the “Risk Factors” section of DHC’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus.

DHC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DHC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts

Investors:

Ryan Flanagan, ICR

ryan.flanagan@icrinc.com

Media:

Dan Brennan, ICR

dan.brennan@icrinc.com